UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported), March 8, 2006

                                iSecureTrac Corp.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

       Delaware                        0-26455                87-0347787
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)

5078 South 111th Street, Omaha, Nebraska                                   68137
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (402) 537-0022
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

--------------------------------------------------------------------------------

Item 2.02. Results of Operations and Financial Condition.

      On March 8, 2006, iSECUREtrac Corp. (the "Company") issued a press release announcing the Company's results of operations for the fourth quarter and fiscal year ended December 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit
No.         Description
-------     --------------------------------------------------------------------

99.1 Press Release, dated March 8, 2006, issued by the Company The information contained in this Current Report under Item 2.02, including the exhibit referenced in Item 9.01 below, is being "furnished" pursuant to "Item 2.02. Results of Operations and Financial Condition" of Form 8-K and, as such, shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IsecureTrac Corp.


Date: March 8, 2006                     /s/ Thomas E. Wharton, Jr.
                                        ----------------------------------------
                                            Thomas E. Wharton, Jr.
                                            President & CEO

                                  EXHIBIT INDEX


Exhibit
No.         Description
-------     --------------------------------------------------------------------

99.1        Press release issued by iSECUREtrac Corp. on March 8, 2006.